                                                                      Exhibit 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                                         Case No.: 399-02649 THROUGH 399-02680
                                                                                                         ---------------------------
       SERVICE MERCHANDISE COMPANY, INC.
       ---------------------------------
                                                                                               Judge:    PAINE
                                                                                                         ---------------------------

                                                                                               Chapter 11

Debtor(s)

                          MONTHLY OPERATING REPORT FOR PERIOD ENDING                     November 28, 1999
                                                                                     ---------------------

                          COMES NOW,           SERVICE MERCHANDISE COMPANY, INC.
                                               -----------------------------------------------------------

       Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing     November 1, 1999
                                                                                                           ----------------
       and ending              November 28, 1999          as shown by the report and exhibits consisting of      16        pages and
                               ---------------------------                                                 ----------------
       containing the following as indicated:

                            X   Monthly Reporting Questionnaire (Attachment 1)
                          -----

                            X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                          -----

                           N/A  Summary of Accounts Receivable (Form OPR-3)
                          -----

                            X   Schedule of Postpetition Liabilities (Form OPR-4)
                          -----

                            X   Statement of Income (Loss) (Form OPR-5)
                          -----


                    I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating
         Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

         Date:                                                    DEBTOR - IN - POSSESSION
                      -------------------------

                                                                  By:
                                                                                            ----------------------------------------

                                                                  Name and Title:           TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                                                                            ----------------------------------------

                                                                  Address:                  7100 SERVICE MERCHANDISE DRIVE
                                                                                            ----------------------------------------
                                                                                            BRENTWOOD, TENNESSEE 37027
                                                                                            ----------------------------------------

                                                                  Telephone No:             660-3477
                                                                                            ----------------------------------------

         Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 01, 1999 THROUGH NOVEMBER 28, 1999

1. PAYROLL

                                                                                    WAGES                           TAXES
   OFFICERS                              TITLE                              GROSS          NET                 DUE         PAID
----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO                   CHIEF EXECUTIVE OFFICER                      50,188.10     31,788.26           4,515.26     13,314.16
STEVE MOORE                  SENIOR VICE PRESIDENT, CHIEF
                             ADMINISTRATIVE OFFICER, GENERAL
                             COUNSEL & SECRETARY                          27,752.86     18,573.95           2,198.69      6,753.47
TOM GARRETT                  SENIOR VICE PRESIDENT & CFO                  25,089.38     18,068.01           1,648.99      5,075.39
GARY SEASE                   SENIOR VICE PRESIDENT, LOGISTICS             29,818.48     17,317.48           2,504.11      9,196.12
CHARLES SEPTER               PRESIDENT & CHIEF OPERATING OFFICER          39,229.81     24,613.39           3,417.43     10,259.94
KENNETH BRAME                SENIOR VICE PRESIDENT, INFORMATION
                             SERVICES & CHIEF INFORMATION OFFICER         23,118.27     15,577.34           1,762.74      5,341.50
ROBERT J. PINDRED            VICE PRESIDENT AND TREASURER                 10,788.04      7,935.29             507.37      1,503.78
JOE M. ELLIOTT               AVP, PROPERTY ADMINISTRATION                  8,139.03      5,574.22             363.54      1,057.12
ERIC KOVATS                  VP, STORES                                   17,368.47     12,164.21           1,181.09      3,475.02
KARREN PRASIFKA              ASSISTANT GENERAL COUNSEL VP                 13,271.06      9,074.40           1,024.97      3,090.79
BILLY STEWART                ASSISTANT TAX VICE PRESIDENT, TAX             6,548.48      4,888.39             217.12        642.49
KENNETH A CONWAY             VICE PRESIDENT AND CONTROLLER                12,335.22      8,868.88             797.46      2,508.18

The associate listed below received relocation which is included in the amounts above.
KARREN PRASIFKA                                                           165.00
The associate listed below received payment for financial planning which is included in the amounts above.
GARY SEASE                                                              4,311.20

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: November 1, 1999 THROUGH November 28, 1999

2.  INSURANCE

                                                                  COVERAGE      POLICY        EXPIRATION    PREMIUM    DATE COVERAGE
TYPE                             NAME OF CARRIER                  AMOUNT        NUMBER           DATE        AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
Property                         Security Ins Co of Hartford      $ 5 Million CCIPW12011        5/1/00      $921,750      5/1/00
                                 Commonwealth                     $ 5 Million US2387            5/1/00      $ 92,419      5/1/00
                                 Westchester Fire                 $15 Million 1XA394310         5/1/00      $ 75,000      5/1/00
                                 Allianz Insurance Co             $12 Million CLP1034720        5/1/00      $ 30,000      5/1/00
                                 TIG Insurance Co                 $13 Million XPT38797554       5/1/00      $ 32,500      5/1/00
                                 Westchester Fire                 $30 Million 1XA394311         5/1/00      $ 15,000      5/1/00
                                 Allianz Insurance Co             $12 Million CLP1034720        5/1/00      $ 22,500      5/1/00
                                 Allianz Insurance Co             $25 Million CLP1034720        5/1/00      $ 10,000      5/1/00
Boiler & Machinery               Hartford Steam Boiler            $10 Million BMTBD             5/1/00      $ 11,900      5/1/00
Transit                          Security Ins Co of Hartford      $ 1 Million CCIMG72820        5/1/00      $ 10,000      5/1/00
Ocean Cargo                      Phoenix Assurance Co of NY       $10 Million CR37211           5/1/00      $ 40,000      5/1/00
Special Crime                    Reliance Insurance Co            $25 Million NFK1951937        5/1/02      $ 13,458      5/1/02
Crime                            National Union Fire Ins Co       $10 Million 858-0797          3/1/00      $ 56,505      3/1/00
Fiduciary                        National Union Fire Ins Co       $10 Million 267-81-30         3/1/00      $ 19,462      3/1/00
Employment Practices             Chubb Insurance Co               $10 Million 81278901A         3/1/00      $221,575      3/1/00
Liability                        Royal Insurance Co               $10 Million PSF000010         3/1/00      $ 88,200      3/1/00
Directors & Officers             Continental Insurance Co         $10 Million 300714943         3/1/01      $453,500      3/1/01
                                 Chubb Insurance Co               $10 Million 81278902-A        3/1/01      $266,666      3/1/01
                                 Royal Insurance Co               $10 Million PSF000009         3/1/01      $133,000      3/1/01
Umbrella                         Federal Insurance Co             $50 Million 79763295          1/1/02      $ 79,196      1/1/00
Excess Liability                 American Guarantee & Liab        $50 Million EUO2876107-01     1/1/00      $ 25,000      1/1/00
International                    Cigna Insurance Co               $ 1 Million PHFTBD            1/1/00      $  2,500      1/1/00
Punitive Damages                 Chubb Atlantic Indemnity         $50 Million PUNTBD1           1/1/00      $ 17,160      1/1/00
Punitive Damages - Excess        Zurich International Bermuda     $50 Million PUNTBD2           1/1/00      $  5,000      1/1/00
General Liability - Va. Beach    Hartford Fire Insurance Co       $ 2 Million 20UENTBD          1/1/00      $  8,020      1/1/00
General Liability                Cigna Insurance Co               $ 5 Million XSLG19307931      1/1/00      $ 13,225      1/1/00
Workers' Compensation            Pacific Employers Ins Co           Statutory WLRC42316830      1/1/00      $ 17,797      1/1/00
WC Excess                        Cigna Insurance Co                 Statutory XWCO11865         1/1/00      $  1,748      1/1/00
WC Contractual Indemnity         Illinois Union Insurance Co        Statutory CTPG19307992      1/1/00      $  4,990      1/1/00
Auto                             Pacific Employers Ins Co         $ 1 Million ISAHO7569488      1/1/00      $  2,742      1/1/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

3.  BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                               $    10,750
RETAIL SAFE FUNDS                                                         $ 3,168,303

CORPORATE ACCOUNTS                                                        $ 6,218,844
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                           $ 3,926,835
FIRSTAR                                                                   $   127,934
SOCIETY NATIONAL BANK                                                     $ 1,464,812
BANK OF BOSTON                                                            $ 1,612,693
BANK OF BOSTON CONNECTICUT                                                $   805,494
MERCANTILE BANK                                                           $   305,295
FIRST UNION                                                               $ 9,621,769
HARRIS TRUST                                                              $ 2,718,726
BANK ONE LOUISIANA                                                        $ 2,144,660
FLEET                                                                     $   143,995
ABN - AMRO BANK                                                           $   948,118
COMERICA BANK                                                             $   985,521
AM SOUTH                                                                  $ 1,245,210
BANK OF AMERICA CALIFORNIA                                                $   522,073
FIRST AMERICAN NATIONAL BANK                                              $   644,845
HERITAGE BANK OF NEVADA                                                   $     2,077
BANK OF OKLAHOMA                                                          $   538,720
CHASE BANK OF TEXAS                                                       $ 3,304,105

HIBERNIA                                                                  $   222,834
SINGLE STORE DEPOSITORY ACCOUNTS                                          $ 2,273,420
FIRST NATIONAL BANK OF MARYLAND                                           $   183,951
FIFTH THIRD BANK                                                          $   219,838
WELLS FARGO BANK                                                          $   356,517
NATIONSBANK                                                               $ 1,030,751
BANK ONE, IN                                                              $   735,908
PNC BANK                                                                  $ 1,916,797
BANK ONE, TEXAS                                                           $   142,234

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)        $48,096,731
------------------------------------------------------------------


OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                           $   169,197
OTHER CASH ACCOUNTS                                                       $ 1,157,673

TOTAL CASH PER GENERAL LEDGER                                              96,966,627

NOTE:
The high level of Cash, per the general ledger, was attributable to the Cash in-transit balances from Thanksgiving weekend sales.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

RECEIPTS AND DISBURSEMENTS

(DOLLARS IN THOUSANDS)

                                                      ACTUAL            ACTUAL           ACTUAL           ACTUAL           TOTAL

                                          Monday      11/1/99          11/8/99          11/15/99         11/22/99         11/1/99
                                          Sunday      11/7/99          11/14/99         11/21/99         11/28/99         11/28/99
                                                 ----------------------------------------------------------------------------------
 Receipts:
    Sales Receipts                                    $ 34,229         $ 30,821         $ 51,226         $ 45,625        $ 161,901
    Miscellaneous Receipts                                   -              336                -               24              360
                                                 ----------------------------------------------------------------------------------
    Total Available collections                         34,229           31,157           51,226           45,649          162,261


 Disbursements:
    Merchandise disbursements                           41,976           22,351           44,042           23,458          131,827
    Non-merchandise disbursements                       19,093           25,471           22,682           17,769           85,015

                                                 ----------------------------------------------------------------------------------
 Total Disbursements:                                 $ 61,069         $ 47,822         $ 66,724         $ 41,227        $ 216,842
                                                 ----------------------------------------------------------------------------------

 Net Receipts/(Disbursements)                         $(26,840)        $(16,665)        $(15,498)        $  4,422        $ (54,581)
                                                 ----------------------------------------------------------------------------------

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

4.  PAYMENTS TO PROFESSIONALS NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

  VENDOR #                           VENDOR NAME                                          CHECK AMT.      CHECK DATE     CHECK #
---------------------------------------------------------------------------------------------------------------------------------
80443             Coudert Brothers                                                       $  2,566.00        11/1/99      30023829
71403             Seyfarth, Shaw, Fairweather & Lewis                                    $  8,552.38        11/4/99      30024357
57117             Deloitte & Touche                                                      $ 78,799.00        11/5/99      30024514
94414             Keen Realty Consultants                                                $ 11,405.66        11/5/99      B0020073
99459             Robert L. Berger & Associates                                          $ 21,575.22       11/12/99      B0020166
44013             McCarter & English                                                     $     60.98       11/17/99      20000319
99277             Rosemont & Associates                                                  $ 11,110.36       11/17/99      30025788
99277             Rosemont & Associates                                                  $  3,781.18       11/17/99      30025789
99277             Rosemont & Associates                                                  $ 25,194.96       11/17/99      30025790
99277             Rosemont & Associates                                                  $ 18,126.81       11/17/99      30025791
99277             Rosemont & Associates                                                  $ 10,969.22       11/17/99      30025792
99329             Aegis Property Tax Specialists                                         $  2,611.25       11/17/99      30025793
99329             Aegis Property Tax Specialists                                         $  9,682.08       11/17/99      30025794
99329             Aegis Property Tax Specialists                                         $    669.32       11/17/99      30025795
99329             Aegis Property Tax Specialists                                         $  6,871.95       11/17/99      30025796
99329             Aegis Property Tax Specialists                                         $    336.70       11/17/99      30025797
50995             Brann & Isaacson                                                       $    672.80       11/18/99      30026198
99329             Aegis Property Tax Specialists                                         $  3,504.09       11/18/99      30026202
57117             Deloitte & Touche                                                      $ 13,691.05       11/24/99      30027114
57117             Deloitte & Touche                                                      $  1,700.00       11/24/99      30027134
100906            Peter J Solomon                                                        $116,979.77       11/26/99      B0020280
63078             Weil, Gotshal & Manges                                                 $ 24,769.47       11/26/99      B0020281
71217             Bass, Berry & Sims                                                     $117,761.62       11/26/99      B0020283
79108             Ernst & Young                                                          $179,553.00       11/26/99      B0020284
98378             Skadden, Arps, Slate, Meagher & Flom                                   $263,291.00       11/26/99      B0020285
99104             Jay Alix & Associates                                                  $183,355.05       11/26/99      B0020286
99391             Otterbourg, Steindler, Houston & Rosen PC                              $115,328.58       11/26/99      B0020287
99444             Sitrick & Company                                                      $ 23,902.18       11/26/99      B0020288
99454             Harwell, Howard, Hyne Gabbert & Manner PC, Inc.                        $ 45,071.92       11/26/99      B0020289
99454             Harwell, Howard, Hyne Gabbert & Manner PC, Inc.                        $ 13,044.65       11/26/99      B0020290

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

ROLLING REVISED CASH FLOW FORECAST

(DOLLARS IN THOUSANDS)

                                                    ACTUAL               ACTUAL             FORECAST             FORECAST
                                                   11/28/99             12/12/99             1/2/00               1/30/00
                                                   -----------------------------------------------------------------------
Ending Total Revolver Balance                      $ 377,884            $ 272,492           $  66,753            $ 145,228
Term Loan                                          $  99,500            $  99,500           $  99,500            $  99,250
Standby Letters of Credit                          $  30,952            $  30,952           $  30,952            $  30,952
Trade Letters of Credit                            $  60,098            $  64,796           $  47,270            $  41,873
                                                   ---------            ---------           ---------            ---------
Total Extensions of Credit                         $ 568,434            $ 467,740           $ 244,475            $ 317,303
                                                   ---------            ---------           ---------            ---------

Borrowing Base                                     $ 748,833            $ 724,605           $ 557,312            $ 559,348

Availability                                       $ 180,399            $ 256,865           $ 312,837            $ 242,045

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                                          November 28,      October 31,
                                                                              1999             1999
                                                                          ------------      ----------
ASSETS
Current Assets:
    Cash and cash equivalents                                          (a)  $   96,967      $   43,095
    Accounts receivable                                                (b)      26,078          20,302
    Inventories                                                                898,504         890,121
    Prepaid expenses and other assets                                  (c)      36,564          57,498
                                                                            ----------      ----------

    TOTAL CURRENT ASSETS                                                     1,058,113       1,011,016
                                                                            ----------      ----------

PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                              357,563         356,783
    Capitalized leases, net of accumulated amortization                         13,624          13,786
                                                                            ----------      ----------

                  TOTAL PROPERTY AND EQUIPMENT                                 371,187         370,570
                                                                            ----------      ----------

    Other assets and deferred charges                                           53,701          55,072
                                                                            ----------      ----------

    TOTAL ASSETS                                                            $1,483,001      $1,436,658
                                                                            ==========      ==========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                             (a)  $  377,884      $  326,221
    Accounts payable                                                           102,016         112,781
    Accrued expenses                                                           179,131         165,875
    State & local sales tax                                                     19,946          15,593
    Current maturities of long-term debt                                         1,000           1,000
                                                                            ----------      ----------




    TOTAL CURRENT LIABILITIES                                                  679,978         621,469

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

Long-Term Liabilities:
    Long-term debt                                                              98,500          98,500
Liabilities Subject To Compromise:
    Accrued restructuring costs                                                 49,464          52,912
    Capitalized lease obligations                                               30,680          30,998
    Long-term debt                                                             434,333         435,099
    Accounts payable                                                           192,152         189,913
    Accrued expenses                                                            68,158          68,679
                                                                            ----------      ----------
    Total Liabilities Subject To Compromise                                    774,787         777,600

    TOTAL LIABILITIES                                                        1,553,268       1,497,569
                                                                            ----------      ----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                                50,012          50,012
    Additional paid-in-capital                                                   6,465           6,465
    Deferred compensation                                                         (759)           (780)
    Accumulated other comprehensive loss                                          (869)           (869)
    Retained (deficit) earnings                                               (125,115)       (115,738)
                                                                            ----------      ----------
              TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                             (70,267)        (60,910)

    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                    $1,483,001      $1,436,658
                                                                            ==========      ==========



(a) Cash and cash equivalents increased primarily due to in-transit cash and unprocessed credit card receipts arising as a consequence of the bank holiday and the holiday shopping weekend. This factor contributed significantly to the increase in Revolver outstandings at month end as compared to the prior month.

(b) Accounts receivable increased primarily because of cooperation advertising caused during the holiday weekend but not, remitted by vendors and because customers increase in Layaway terms.

(c) Prepaid expenses and other assets decreased primarily because cash-in-advance payments for merchandise decreased.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 11/28/99
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 11/28/99
FORM OPR-4
(In Thousands)

                                                   TOTAL               CURRENT
                                                 ---------            ---------
Trade Accounts Payable (Merchandise)             $ 102,016            $ 102,016




                                                   TOTAL               CURRENT
                                                 ---------            ---------

Expense & other payables                         $ 179,131            $ 179,131

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                      DATE         DATE                TOTAL              0-30
                TAXES PAYABLE                       INCURRED        DUE                 DUE               DAYS
                                                    --------------------------------------------------------------
Federal Income Tax                              **  Various       Various             8,411,448         8,411,448

State Income Tax                                    Various       Various               123,232           123,232
                                                                              ------------------------------------

                                      SUBTOTAL                                        8,534,680         8,534,680
                                                                              ------------------------------------


Sales/Use Tax                         SUBTOTAL  *   Various       Various            19,946,232        19,946,232
                                                                              ------------------------------------


Personal Property Tax                           *   Various       Various               833,380           833,380

Real Estate Taxes                               *   Various       Various             8,283,777         8,283,777

Inventory Taxes                                 *   Various       Various             1,488,012         1,488,012

Gross Receipts/Bus Licenses                     *   Various       Various               233,933           233,933

Franchise Taxes                                 *   Various       Various               551,260           551,260
                                                                              ------------------------------------

                                      SUBTOTAL                                       11,390,362        11,390,362
                                                                              ------------------------------------


                                                                              ------------------------------------
             TOTAL TAXES PAYABLE                                                     39,871,274        39,871,274
                                                                              ====================================

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 1, 1999 THROUGH NOVEMBER 28, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                          DATE                                   TOTAL DUE
                                                        INCURRED             DATE DUE        (11/28/99 BALANCE)
                                                   ------------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver Borrowings                             3/27/99              6/30/01              377,884
         Facility Standby Letters of Credit              3/27/99              6/30/01               30,952
         Facility Trade Letters of Credit                3/27/99              6/30/01               60,098
         Term Loans                                      3/27/99              6/30/01               99,500
                                                                                              -----------------
         TOTAL EXTENSIONS OF CREDIT                                                                568,434


ACCRUED INTEREST PAYABLE                                                                          $  2,729

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                                     ACTIVITY
                                                                 NOVEMBER 1, 1999
                                                                      THROUGH
                                                                 NOVEMBER 28, 1999
                                                                 -----------------
Net Sales                                                            $  207,739

Costs of merchandise sold and buying and occupancy expense              156,913
                                                                     ----------
Gross margin after cost of merchandise sold and buying and
  occupancy expenses                                                 $   50,825

Selling, General and Administrative Expenses:
  Net Employment Expense                                                 31,577
  Net Advertising                                                        13,141
  Banking and Other Fees                                                  2,847
  Real Estate and Other Taxes                                             2,042
  Supplies                                                                1,058
  Communication and Equipment                                               454
  Travel                                                                    457
  UCC and Other Services                                           (a)   (1,467)
  Legal and Professional                                                    319
  Sales and Shipping                                                        105
  Insurance                                                                 520
  Miscellaneous                                                             (57)
  Credit Card Services                                                      621
                                                                     ----------
Total Selling, General and Administrative Expenses                       51,617

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


Other expense/(income), net                                              1,718

Restructuring charge                                             (b)    (2,490)

Depreciation and amortization                                            3,032
                                                                     ---------

Earnings (loss) before interest, reorganization items, and
  income tax                                                            (3,052)

Interest expense - debt                                                  4,950
Interest expense - capitalized leases                                      299
                                                                     ---------

Earnings (loss) before reorganization items, and income tax             (8,301)

Reorganization Items:
  Legal and Professional                                                   690
  Miscellaneous fees                                                       133
  Close Store Charges                                                      259
                                                                     ---------
  Total Reorganization Items                                             1,081

Earnings (loss) before income tax                                       (9,383)
  Income tax benefit                                                       --
                                                                     ---------
Net earnings (loss)                                                  $  (9,383)
                                                                     =========

(a) Includes Uniform Inventory Cost Capitalization adjustment to reflect revised estimate of inventoriable costs.

(b) Includes restructure charge estimate true-up.